Exhibit 99.1

Deloitte & ToucheLLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Waterfall Victoria Master Fund, Ltd. 1251 Avenue of the Americas, Floor 50 New York, New York 10020

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of CFMT 2021-EBO1, LLC, Asset-Backed Notes, Series 2021-EBO1. Waterfall Victoria Master Fund, Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Data File. Additionally, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Performance Trust Capital Partners, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On August 27, 2021, representatives of the Company provided us with a computer generated mortgage asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business July 31, 2021, with respect to 2,704 mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the mortgage asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics
1	WAM ID (for informational purposes only)	65	Pay String Last 12 Months
2	Servicer (for informational purposes only)	66	Mortgage Asset Status
3	Servicer ID (for informational purposes only)	67	Known Modification Flag
4	Seller ID (for informational purposes only)	68	Known Modification Date
5	ARM Fixed Flag	69	Known Current Modification Type
6	Original Term (Pre Mod)	70	Modification First Payment Date
7	Original Amortization Term (Pre Mod)	71	Modification Balance
8	Current Term	72	Modification Deferred Balance
9	Current Amortization Term	73	Modification Principal Forgiveness
10	Current Product Type	74	Modification Interest Rate
11	ARM Margin	75	Modification P&I
12	Periodic Cap (Up)	76	Modification T&I
13	Periodic Cap (Down)	77	Current Servicer Pre Modification DQ Status
14	Initial Periodic Cap (Up)	78	Step Flag
15	Initial Periodic Cap (Down)	79	Step Dates and Terms
16	ARM Index	80	Escrow Advances
17	ARM Ceiling	81	Corporate Advances
18	ARM Life Floor	82	BK Flag
19	ARM Rate Change Frequency	83	BK Filing Date
20	ARM Payment Change Frequency	84	Curr BK Chapter
21	Initial Fixed Rate Period	85	BK Dismissed/Discharged/Relief Date
22	First Rate Adjustment Date	86	Judicial Flag
23	First Payment Adjustment Date	87	Short Sale Status
24	Next Rate Adjustment Date	88	Deed in Lieu
25	Next Payment Adjustment Date	89	FC Flag
26	Original Balance	90	FC Start Date
27	Current Balance (Interest Bearing)	91	FC Sale Date
28	Current Balance (Inc Deferred)	92	FC Completed Flag
29	Deferred Balance	93	Paid Thru Date
30	FHA Insured Balance	94	NOD Date Sent
31	Original Appraisal Value	95	Eviction Start Date
32	Original Appraisal Value Date	96	REO Flag
33	Current Interest Rate	97	REO Original List Date
34	Original Interest Rate	98	REO Original List Price
35	Debenture Rate	99	REO Current List Date
36	Current Payment	100	REO Current List Price
37	Current TI Payment	101	REO Offer Amount
38	Original Payment	102	REO Offer Accepted Date
39	Current FICO	103	REO Contract Date
40	Current FICO Date	104	REO Contract Price
41	Current Maturity Date	105	REO Estimated Closing Date
42	Original Maturity Date	106	FHA/VA/USDA Insurance
43	Origination Loan Purpose	107	Insurance Endorsement Date
44	Origination Date	108	Claim Type
45	First Payment Due Date	109	Claim Status
46	Interest Only Flag	110	Claim Filed Date
47	Interest Only Term	111	Claim Filed Amount
48	Interest Only Expiration Date	112	Claim Amount Received
49	Original Interest Only Term	113	Claim Self Curtailment Date
50	Lien Position	114	Partial Claim Flag
51	Jr Lien Balance	115	Partial Claim Type
52	Current Occupancy	116	Partial Claim Amount
53	Most Recent Inspection Date	117	Partial Claim Completed Date
54	Original Occupancy	118	Conveyance / Non-conveyance
55	Latest Valuation Date	119	Claim Denied
56	Latest Valuation Value	120	Claim Denial Reason
57	Latest Valuation Method	121	Loss Amount
58	Property City	122	Impacted by COVID
59	Property State	123	Loss Mit Type
60	Property Zip	124	Loss Mit Start Date
61	Property Type	125	Loss Mit End Date
62	Number of Units	126	Loss Mit Approval Date
63	Next Due Date	127	Original LTV
64	Delinquency Status	128	Current LTV

We compared Characteristics 5. through 127. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business July 31, 2021 (collectively, the “Servicer System File”).

With respect to Characteristic 128., we recomputed the current LTV as the quotient of (i) the Current Balance (Interest Bearing) and (ii) the Latest Valuation Value (each as set forth on the Servicer System File).

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 1, 2021